UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2008
PureRay Corporation
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-32089	91-2023071

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
3490 Piedmont Road, Suite 1120
Atlanta, GA 30305

(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 869-6242

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.
Effective July 24, 2008, PureRay Corporation (the “Company”) changed its name from North American Natural Gas, Inc. to PureRay Corporation. To effect the name change on the Over-the-Counter Bulletin Board (the “OTCBB”), the Company’s common stock was assigned a new trading symbol. Effective at the opening of business on August 27, 2008, the Company’s trading symbol on the OTCBB changed from “NAGA.OB” to “PURY.OB”.
The name change was effected pursuant to Articles of Amendment filed with the Secretary of State of the State of Washington. A copy of the Articles of Amendment is attached as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
3.1	Articles of Amendment (incorporated by reference to Exhibit 3.1 to PureRay Corporation’s Current Report on Form 8-K/A filed on July 31, 2008).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURERAY CORPORATION
Date: August 27, 2008	By:	/s/ Jefrey M. Wallace
Jefrey M. Wallace
Chief Executive Officer